UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2022
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2022 Annual Meeting of Shareholders of Centennial Resource Development, Inc. (the “Company”) was held on April 27, 2022 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved an amendment and restatement of the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan (the “Plan”) to, among other things, increase the maximum number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable under the Plan from 24,750,000 shares to 44,250,000 shares (as amended and restated, the “Amended Plan”). The Company’s Board of Directors (the “Board”) had previously approved the Amended Plan, subject to stockholder approval.

The principal terms of the Amended Plan are described in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 15, 2022, which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company (i) elected four directors to the Board, consisting of one Class II director to serve for a term of two years expiring at the Company’s annual meeting of shareholders to be held in 2024 and three Class III directors to serve for a term of three years expiring at the Company’s annual meeting of shareholders to be held in 2025, or, for each, until her or his successor is duly elected and qualified, (ii) approved, by a non-binding advisory vote, the Company’s named executive officer compensation, (iii) approved the Second Amended and Restated Centennial Resource Development, Inc. 2016 Long Term Incentive Plan and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results for each proposal were as follows:

1. To elect the four directors to the Board of Directors:

	For	Against	Abstain	Broker Non-Votes
Vidisha Prasad	202,736,130	1,529,346	212,858	31,299,452
Pierre F. Lapeyre, Jr	185,716,029	18,513,248	242,057	31,306,452
David M. Leuschen	184,387,961	19,809,637	280,736	31,299,452
Sean R. Smith	199,859,933	4,503,112	115,289	31,299,452

2. To approve, by a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
198,930,042	5,368,656	179,636	31,299,452

3. To approve the Second Amended and Restated Centennial Resource Development, Inc. 2016 Long Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
160,369,604	43,937,719	171,011	31,299,452

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain
232,819,030	2,738,470	220,286

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Centennial Resource Development, Inc. 2016 Long Term Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Executive Vice President and Chief Financial Officer

Date:	April 28, 2022